                                                                    Exhibit 10.3

                         SKILLED HEALTHCARE GROUP, INC.

                              INSTRUMENT OF JOINDER

      This Instrument of Joinder (this "AGREEMENT") dated as of May 11, 2007 is entered into by and between Skilled Healthcare Group, Inc. (formerly known as SHG Holding Solutions, Inc.), a Delaware corporation ("COMPANY"), Bank of America, N.A. ("BOA") and UBS Loan Finance LLC ("UBS" and together with BOA, each a "NEW LENDER" and, collectively, the "NEW LENDERS") and Credit Suisse, Cayman Islands Branch, as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT") pursuant to that certain Second Amended and Restated First Lien Credit Agreement dated as of December 27, 2005 and entered into by and among the Company, the financial institutions party thereto (the "EXISTING LENDERS" and together with the New Lenders, the "LENDERS") and the Administrative Agent and Collateral Agent (said Credit Agreement, as amended, supplemented, restated or otherwise modified from time to time, being the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

      1. Pursuant to subsection 2.1 A(iv) of the Credit Agreement, each New Lender desires to become a Lender under the terms of the Credit Agreement. Accordingly, each New Lender hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Lender will be deemed to be a party to the Credit Agreement and a "Lender" for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender thereunder as fully as if it had executed the Credit Agreement and the other Loan Documents. The New Lender hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and in the Loan Documents which are binding upon the Lenders, including, without limitation, all of the authorizations of the Lenders set forth in Section 9 of the Credit Agreement, as supplemented from time to time in accordance with the terms thereof.

      2. The Administrative Agent confirms that immediately upon the effectiveness of this Agreement, the New Lender shall become a Lender under the Credit Agreement.

      3. Each New Lender's portion of the Revolving Loan Commitments shall be as set forth on Schedule A annexed hereto.

      4. The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (ii) it meets all of the requirements of an Eligible Assignee under the Credit Agreement; (iii) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement and, to the extent of its Pro Rata Share of the Commitments, shall have the rights and obligations of a Lender thereunder; (iv) it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements delivered pursuant to subsection 6.1(i) thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision; and (v) if it is a Non-US Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the

                                        1

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Credit Agreement, duly completed and executed by the New Lender; and (b) agrees that (1) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and (2) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

      5. The undersigned officer of the Company hereby represents, warrants and agrees as follows:

            a. The representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date.

            b. No event has occurred and is continuing or would result from the consummation of the increase in the Revolving Loan Commitments that constitutes or would constitute an Event of Default or a Potential Event of Default.

            c. The Company and its Subsidiaries are in Pro Forma Compliance with each of the financial covenants contained in subsection 7.6.

      6. The Company hereby accepts the Revolving Loan Commitments of each New Lender as set forth on Schedule A attached hereto (the "NEW REVOLVING LOAN COMMITMENTS") and hereby notifies the Administrative Agent that the aggregate principal amount of the Revolving Loan Commitments are hereby increased pursuant to subsection 2.1A(iv) of the Credit Agreement by the amount of the New Revolving Loan Commitments.

      7. The Company agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and instruments and take such further actions as the Administrative Agent may reasonably request in connection with the increase in the Revolving Commitments pursuant to this Agreement.

      8. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Provided that Requisite Lenders have not notified the Administrative Agent by 5:00 P.M., New York City time, on Friday, May 11, 2007, that the amount of any increase in the Revolving Loan Commitments pursuant to subsection 2.1A(iv) of the Credit Agreement shall not be less than $30,000,000, this Agreement shall become effective upon execution by all of the parties hereto.

      9. Upon effectiveness of this Agreement, the Commitments and Pro Rata Shares of each Lender will be adjusted to give effect to the increase in the Revolving Loan Commitments, effected hereby as of the date of this Agreement.

      10. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

                                        2
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      11. The New Lender agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative
Agent may reasonably request in order to effect the purposes of this Agreement.

                  [Remainder of page intentionally left blank]

                                        3
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      IN WITNESS WHEREOF, the Company, Administrative Agent and the New Lenders
have caused this Agreement to be duly executed by their respective authorized officers, as of the day and year first above written.

COMPANY                                         SKILLED HEALTHCARE GROUP, INC.

                                                By: /s/ Roland Rapp
                                                   ----------------------------
                                                Name: Roland Rapp
                                                Title: CAO/Secretary

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ADMINISTRATIVE AGENT:                          CREDIT SUISSE, CAYMAN ISLANDS
                                               BRANCH, as Administrative Agent

                                               By: /s/ Vanessa Gomez
                                                  -----------------------------
                                               Name: Vanessa Gomez
                                               Title: Vice President

                                               By: /s/ Ranka Mohan
                                                  -----------------------------
                                               Name: Ranka Mohan
                                               Title: Vice President

NEW LENDER:                                Bank of America, N.A., as New Lender

                                              By: /s/ Jill J. Hogan
                                                 ------------------------------
                                              Name: Jill J. Hogan
                                              Title: Vice President

NEW LENDER:                                 UBS LOAN FINANCE LLC, as New Lender

                                             By: /s/ Richard L. Tavrow
                                                -------------------------------
                                               Name: Richard L. Tavrow
                                               Title:   Director

                                             By: /s/ Mary E. Evans
                                                 ------------------------------
                                                Name: Mary E. Evans
                                                Title:   Associate Director

                                   SCHEDULE A

                                                                NEW LENDER'S
                                             AMOUNT OF          PERCENTAGE OF
                                          COMMITMENT/LOANS   AGGREGATE AMOUNT OF
     NEW LENDER            FACILITY        FOR NEW LENDER       COMMITMENT/LOAN
----------------------  --------------  ------------------  --------------------
Bank of America, N. A.  Revolving Loan      $12,500,000               12.5%
                           Facility



                                                                NEW LENDER'S
                                            AMOUNT OF           PERCENTAGE OF
                                         COMMITMENT/LOANS    AGGREGATE AMOUNT OF
         NEW LENDER          FACILITY     FOR NEW LENDER     COMMITMENT/LOAN
----------------------  --------------  ------------------  --------------------

UBS Loan Finance LLC    Revolving Loan       $12,500,000                12.5%
                         Facility


                                        Schedule A-1